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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934

                       Date of Report (date of earliest
                        event reported):  March 7, 1996


                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)


       Pennsylvania                    0-15261                23-2434506
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation)                    File Number)         Identification No.)


                  801 Lancaster Avenue, Bryn Mawr, PA  19010
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Registrant's telephone number, including area code:    610-525-2300
                                                      -------------


                                     None
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         (Former name or former address, if changed since last report)
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Item 5.  Other Matters
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     On March 7, 1996, The Bryn Mawr Trust Company (the "Bank"), the
Registrant's principal subsidiary, sold its interest in a commercial property and business operated thereon (the "Facility") for $3,200,000.

     In May of 1991, the Bank in connection with a defaulted loan, assumed responsibility for operation of the Facility. Since 1991, the Facility has generated revenue in excess of the expenses to operate the Facility, exclusive of debt service expense. At the end of 1991, 1992, and 1993, respectively, the excess of the Facility's revenue over its direct operating expenses of $100,800, $261,000, and $360,000 were used to reduce the Facility's carrying value on the Bank's books to its estimated market value at year-end 1993. During 1994 and 1995, the excess of the Facility's revenues over its direct operating expenses, that is, $319,000 and $353,000, respectively, were credited to the Bank's income before taxes.

     After accounting for the Facility's book value, closing costs and post closing items, the Bank realized a profit of $1.07 Million from the sale of the Facility and an after tax gain of $708,013. The Bank was considering using the gain to establish a charitable foundation for the benefit of the community in which the Bank operates. After some study, on March 21, 1996, the Registrant's Board of Directors chose instead to distribute the after tax gain as a special $.32 per share dividend to its shareholders.

     The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                BRYN MAWR BANK CORPORATION



                                By: ______________________
                                    Robert L. Stevens
                                    Chairman and Chief Executive Officer

Date:  March 22, 1996


                                  Page 2 of 2
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            [LETTERHEAD OF BRYN MAWR BANK CORPORATION APPEARS HERE]

FOR RELEASE:                                                         IMMEDIATELY


FOR MORE INFORMATION CONTACT:                        Robert L. Stevens, Chairman
                                                                (610)526-2300 or
                                                        (610)296-5539 (evening);
                                                       Joseph W. Rebl, Treasurer
                                        (610)526-2466 or (610)828-7798 (evening)


Bryn Mawr Bank Corporation Declares Special Dividend

BRYN MAWR, Pa., March 21, 1996 -- The Board of Directors of Bryn Mawr Bank Corporation (NASDAQ:BMTC), parent of The Bryn Mawr Trust Company (the "Bank"), declared a special dividend of 32c per share payable May 1, 1996, to shareholders of record as of April 5, 1996.

The purpose of the special dividend is to distribute to the shareholders a $708,013 after-tax gain realized on the pre-tax profit of $1.07 million from the recent sale of a commercial property held in the Bank's other real estate owned ("OREO").

According to Robert L. Stevens, Corporation chairman, "Bank management initially considered offsetting this gain by making a donation to fund a charitable trust. After some study, the board chose, instead, to distribute the gain to its shareholders and declared this special dividend."

                                     # # #

                                   Exhibit A